UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2024

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

               British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On October 9, 2024, Vireo Growth Inc. (the “Company”) and Grown Rogue Unlimited, LLC (“Grown Rogue”), mutually agreed to terminate the Consulting Agreement (“Consulting Agreement”) between the parties dated May 24, 2023, as amended September 20, 2023, effective September 30, 2024. Under the Consulting Agreement, Grown Rogue provided the Company with assistance in commercializing the Company’s products. As part of the termination agreement, Vireo forfeited 4.5 million of the 8.5 million Grown Rogue warrants the Company received under the Consulting Agreement and has the option to pay Grown Rogue a lump sum termination fee of US$800,000 on or prior to October 18, 2024 or US$1,000,000 in scheduled payments of US$250,000 each on October 18, 2024, December 31, 2024, March 31, 2025 and June 30, 2025.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Joshua Rosen Resignation

On October 10, 2024, Joshua Rosen, Chief Executive Officer, Interim Chief Financial Officer and Director of the Company resigned from all of his positions with the Company. Mr. Rosen did not resign because of a disagreement with the Company on any matter related to the Company’s operations, policies or practices. In conjunction with this event, the parties have entered into a separation agreement (“Separation Agreement”) dated October 9, 2024 that provides, among other things, for the grant of 500,000 restricted stock units, which vest in 12 equal installments commencing January 1, 2025 and ending on December 1, 2025 and 500,000 immediately exercisable stock options with an exercise price per share of US$0.50. Such options expire October 9, 2027. Further, Mr. Rosen will receive salary continuation for two years at a rate of US$300,000 per year. Pursuant to the Separation Agreement, the vesting of 250,000 options granted to Mr. Rosen in August 2024 were accelerated and are exercisable until October 9, 2027. On October 10, 2024, the Company’s wholly-owned subsidiary Vireo Health, Inc. (“VHI”) and Mr. Rosen entered into a Consulting Agreement (the “Consulting Agreement”) pursuant to which Mr. Rosen will be paid consulting fees at a rate of US$1,000 per hour for his advice and involvement with certain litigation between the Company and Verano Holdings Corp. These summaries of the Separation Agreement and Consulting Agreement are qualified in their entirety by reference to the full text of the Separation Agreement and Consulting Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Amber Shimpa Appointment

On October 10, 2024, Amber Shimpa, age 45, was appointed Chief Executive Officer of the Company. Ms. Shimpa has served as President of the Company and VHI since February 14, 2023. Prior to that, Ms. Shimpa had served as VHI’s Chief Administrative Officer since December 2019 and as a member of the Board of Directors of the Company (the “Board”) from March 2019 to March 31, 2023. From January 2015 through December 2019, Ms. Shimpa served as the Company’s Chief Financial Officer. Ms. Shimpa’s sister is married to Dr. Kyle Kingsley, Executive Chairman of the Board.

In connection with Ms. Shimpa’s appointment, on October 9, 2024, VHI entered into a Restated Employment Agreement with Ms. Shimpa (the “Shimpa Agreement”). The Shimpa Agreement provides for Ms. Shimpa’s employment as Chief Executive Officer and President of each of the Company and VHI and as Chief Executive Officer and President of certain of the Company’s affiliates and subsidiaries, including Vireo Health of Minnesota, LLC, Vireo Health of New York, LLC, MaryMed, LLC, and HiColor, LLC. The Shimpa Agreement provides for Ms. Shimpa to receive an annual base salary of US$325,000, and Ms. Shimpa is eligible to earn a cash bonus as determined by the Board in its discretion. All equity awards previously granted to Ms. Shimpa remain in full force and effect and Ms. Shimpa shall be granted 1,000,000 stock options. This summary of the Shimpa Agreement is qualified in its entirety by reference to the full text of the Shimpa Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. Other than the Shimpa Agreement, there are no arrangements or understandings between Ms. Shimpa and any other person pursuant to which she was selected for the position to which she was appointed.

Joseph Duxbury Appointment

On October 10, 2024, Joseph Duxbury, age 32, was appointed interim Chief Financial Officer of the Company. Mr. Duxbury has served as Vice President of Finance – External Reporting & IR of the Company since April 2020. Prior to that, Mr. Duxbury was a consultant for Salo LLC, a finance, accounting and human resources staffing firm, from August 2018 to April 2020, where he performed various accounting and finance related consulting services. There are no arrangements or understandings between Mr. Duxbury and any other person pursuant to which he was selected for the position to which he was appointed.

Item 7.01.	Regulation FD Disclosure.

On October 10, 2024, the Company issued a press release announcing the matters addressed in this Current Report on Form 8-K. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation Agreement between Vireo Growth Inc. and Joshua Rosen dated October 9, 2024

10.2	Consulting Agreement between Vireo Growth Inc. and Joshua Rosen dated October 10, 2024

10.3	Restated Employment Agreement between Vireo Growth Inc., Vireo Health, Inc. and Amber Shimpa dated October 9, 2024

99.1	Press Release dated October 10, 2024*

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC.
(Registrant)

By:	/s/ Amber Shimpa
Amber Shimpa
Chief Executive Officer and President

Date: October 15, 2024